Exhibit 99.2

THE HANOVER INSURANCE GROUP

STATISTICAL SUPPLEMENT

TABLE OF CONTENTS

Financial Highlights	1-3
Consolidated Financial Statements
Income Statements	4-5
Balance Sheets	6
Property and Casualty
Condensed Income Statements	7
Property and Casualty Consolidated Balance Sheets	8
GAAP Underwriting Results	9-12
Investments
Net Investment Income	13
Net Realized Investment Gains (Losses)	14
Unrealized Losses	15
Credit Quality of Fixed Maturities	16
Property and Casualty Statutory Ratios	17-18
Historical Financial Highlights	19
Other Information	20
Corporate Information	20
Market and Dividend Information	20
Industry Ratings	20

THE HANOVER INSURANCE GROUP

FINANCIAL HIGHLIGHTS

	Quarter ended September 30			Nine Months ended September 30
(In millions)	2008	2007	% Change	2008	2007	% Change
SEGMENT INCOME
Property and Casualty
Personal Lines	$18.1	$48.8	(62.9)	$83.8	$150.4	(44.3)
Commercial Lines	(6.6)	39.2	N/M	114.1	126.7	(9.9)
Other	2.3	0.3	N/M	6.8	7.2	(5.6)

Total Property and Casualty	13.8	88.3	(84.4)	204.7	284.3	(28.0)

Interest expense on corporate debt	(10.0)	(10.0)	—	(29.9)	(29.9)	—

Total segment income	3.8	78.3	(95.1)	174.8	254.4	(31.3)
Federal income tax expense on P&C segment income	(4.0)	(30.1)	(86.7)	(68.9)	(97.0)	(29.0)
Federal income tax benefit on other segment income	3.5	3.5	—	10.5	10.5	—

Total federal income tax expense on segment income	(0.5)	(26.6)	(98.1)	(58.4)	(86.5)	(32.5)

Total segment income after taxes	$3.3	$51.7	(93.6)	$116.4	$167.9	(30.7)

RECONCILIATION FROM SEGMENT INCOME TO NET INCOME

Total segment income after taxes	$3.3	$51.7	(93.6)	$116.4	$167.9	(30.7)
Federal income tax settlement	6.4	—	N/M	6.4	—	N/M
Net realized investment losses	(52.8)	(0.8)	N/M	(60.7)	(0.3)	N/M
Federal income tax (expense) benefit on non-segment income	(0.4)	0.6	N/M	(0.4)	0.4	N/M

(Loss) income from continuing operations	(43.5)	51.5	N/M	61.7	168.0	(63.3)
Discontinued operations (net of taxes):
(Loss) income from operations of discontinued FAFLIC business (Including loss on assets held-for-sale of $6.1 and $72.2 in 2008)	(21.7)	1.5	N/M	(92.9)	8.3	N/M
Income from operations of AMGRO (Including gain on disposal of $11.1 in 2008)	—	—	—	10.1	—	N/M
Gain on disposal of variable business	2.7	0.1	N/M	8.1	0.2	N/M
Other	0.7	0.8	(12.5)	(0.5)	0.8	N/M

Net (loss) income	$(61.8)	$53.9	N/M	$(13.5)	$177.3	N/M

THE HANOVER INSURANCE GROUP

FINANCIAL HIGHLIGHTS

	Quarter ended September 30			Nine Months ended September 30
	2008	2007	% Change	2008	2007	% Change
PER SHARE DATA (DILUTED) (1)
Total segment income	$0.08	$1.49	(94.6)	$3.37	$4.87	(30.8)
Federal income tax expense on segment income	(0.01)	(0.51)	(98.0)	(1.12)	(1.66)	(32.5)

Total segment income after taxes	0.07	0.98	(92.9)	2.25	3.21	(29.9)
Federal income tax settlement	0.13	—	N/M	0.12	—	N/M
Net realized investment losses	(1.04)	(0.01)	N/M	(1.17)	(0.01)	N/M
Federal income tax (expense) benefit on non-segment income	(0.01)	0.01	N/M	(0.01)	0.01	N/M

(Loss) income from continuing operations	(0.85)	0.98	N/M	1.19	3.21	(62.9)
Discontinued operations (net of taxes):
(Loss) income from operations of discontinued FAFLIC business (Including loss on assets held-for-sale of $0.12 and $1.39 in 2008)	(0.42)	0.03	N/M	(1.80)	0.16	N/M
Income from operations of AMGRO
(Including gain on disposal of $0.21 in 2008)	—	—	—	0.20	—	N/M
Gain on disposal of variable business	0.05	—	N/M	0.16	—	N/M
Other	0.01	0.02	(50.0)	(0.01)	0.02	N/M

Net (loss) income	$(1.21)	$1.03	N/M	$(0.26)	$3.39	N/M

(1)	Per share data for the quarter ended September 30, 2008 represents basic loss per share due to antidilution.

THE HANOVER INSURANCE GROUP

FINANCIAL HIGHLIGHTS

(In millions, except per share data)	September 30 2008		December 31 2007	% Change
BALANCE SHEET
Shareholders’ equity
The Hanover Insurance Company (consolidated) (1)	$1,933.8		$2,188.0	(11.6)
First Allmerica Financial Life Insurance Company (consolidated)	208.9		328.3	(36.4)
THG Holding Company debt (2)	(499.5)		(499.5)	—
THG Holding Company and other	396.9		282.2	40.6

Total shareholders’ equity	$2,040.1		$2,299.0	(11.3)

Total adjusted statutory capital
The Hanover Insurance Company (consolidated) (1)	$1,588.5		$1,666.4	(4.7)
First Allmerica Financial Life Insurance Company	$179.0		$188.9	(5.2)

The Hanover Insurance Company (consolidated) premium to surplus ratio	1.6:1		1.4:1	—
First Allmerica Financial Life Insurance Company estimated risk based capital ratio	414%		509%	(95.0)

Book value per share
The Hanover Insurance Company (consolidated) (1)	$38.00		$42.23	(10.0)
First Allmerica Financial Life Insurance Company (consolidated)	4.11		6.34	(35.2)
THG Holding Company debt (2)	(9.82)		(9.64)	1.9
THG Holding Company and other	7.80		5.44	43.4

Total book value per share	$40.09		$44.37	(9.6)

THG book value per share, excluding accumulated other comprehensive loss	$44.37		$44.77	(0.9)

The Hanover Insurance Company (consolidated) book value per share, excluding accumulated other comprehensive (loss) income	$41.14		$41.85	(1.7)

Shares outstanding (3)	50.9		51.8

Stock price	$45.52		$45.80	(0.6)
Price/book value per share	1.1	x	1.0 x	0.1	x
Debt/equity	25.1%		22.3%	2.8	pts
Debt/total capital	20.1%		18.2%	1.9	pts

(1)	Reflects $166.0 million dividend payable to THG declared in the third quarter of 2008.
(2)	Excludes $9.3 million of holding company debt related to its affiliate, AFC Capital Trust I.
(3)	Shares outstanding do not include common stock equivalents.

THE HANOVER INSURANCE GROUP

CONSOLIDATED INCOME STATEMENTS

	Quarter ended September 30			Nine Months ended September 30
(In millions, except per share data)	2008	2007	% Change	2008	2007	% Change
REVENUES
Premiums	$621.1	$595.2	4.4	$1,858.1	$1,770.3	5.0
Net investment income	65.5	62.8	4.3	193.9	183.7	5.6
Net realized investment losses	(52.8)	(0.8)	N/M	(60.7)	(0.3)	N/M
Fees and other income	8.3	14.6	(43.2)	25.7	41.7	(38.4)

Total revenues	642.1	671.8	(4.4)	2,017.0	1,995.4	1.1

BENEFITS, LOSSES AND EXPENSES
Policy benefits, claims, losses and loss adjustment expenses	474.2	373.8	26.9	1,239.7	1,091.3	13.6
Policy acquisition expenses	139.7	132.5	5.4	416.1	389.5	6.8
Other operating expenses	77.2	88.0	(12.3)	247.1	260.5	(5.1)

Total benefits, losses and expenses	691.1	594.3	16.3	1,902.9	1,741.3	9.3

(Loss) income from continuing operations before federal income taxes	(49.0)	77.5	N/M	114.1	254.1	(55.1)
Federal income tax (benefit) expense	(5.5)	26.0	N/M	52.4	86.1	(39.1)

(Loss) income from continuing operations	(43.5)	51.5	N/M	61.7	168.0	(63.3)

Discontinued operations (net of taxes):
(Loss) income from operations of discontinued FAFLIC business (Including loss on assets held-for-sale of $6.1 and $72.2 in 2008)	(21.7)	1.5	N/M	(92.9)	8.3	N/M
Income from operations of AMGRO (Including gain on disposal of $11.1 in 2008)	—	—	—	10.1	—	N/M
Gain on disposal of variable business	2.7	0.1	N/M	8.1	0.2	N/M
Other	0.7	0.8	(12.5)	(0.5)	0.8	N/M

Net (loss) income	$(61.8)	$53.9	N/M	$(13.5)	$177.3	N/M

THE HANOVER INSURANCE GROUP

CONSOLIDATED INCOME STATEMENTS

	Quarter ended September 30			Nine Months ended September 30
	2008	2007	% Change	2008	2007	% Change
PER SHARE DATA (DILUTED)
Income from continuing operations	$(0.85)	$0.98	N/M	$1.19	$3.21	(62.9)

Discontinued operations (net of taxes):
(Loss) income from operations of discontinued FAFLIC business (Including loss on assets held-for-sale of $0.12 and $1.39 in 2008)	(0.42)	0.03	N/M	(1.80)	0.16	N/M
Income from operations of AMGRO (Including gain on disposal of $0.21 in 2008)	—	—	—	0.20	—	N/M
Gain on disposal of variable business	0.05	—	N/M	0.16	—	N/M
Other	0.01	0.02	(50.0)	(0.01)	0.02	N/M

Net (loss) income (1)	$(1.21)	$1.03	N/M	$(0.26)	$3.39	N/M

Weighted average shares outstanding (2)	51.0	52.5		51.8	52.3

(1)	Per share data for the quarter ended September 30, 2008 represents basic loss per share due to antidilution. Basic income (loss) per share was $1.04 for the quarter ended September 30, 2007, and $(0.26) and $3.44 for the nine months ended September 30, 2008 and 2007, respectively.
(2)	Weighted average shares outstanding for the quarter ended September 30, 2008 represents basic shares outstanding due to antidilution.

THE HANOVER INSURANCE GROUP

CONSOLIDATED BALANCE SHEETS

(In millions, except per share data)	September 30 2008	December 31 2007	% Change
ASSETS
Investments:
Fixed maturities, at fair value (amortized cost of $4,529.3 and $4,585.7)	$4,353.5	$4,584.8	(5.0)
Equity securities, at fair value (cost of $60.3 and $37.6)	54.0	44.6	21.1
Mortgage loans	31.5	41.2	(23.5)
Other long-term investments	14.2	30.7	(53.7)

Total investments	4,453.2	4,701.3	(5.3)

Cash and cash equivalents	314.3	210.6	49.2
Accrued investment income	55.7	53.3	4.5
Premiums, accounts and notes receivable, net	571.1	626.7	(8.9)
Reinsurance receivable on paid and unpaid losses, benefits and unearned premiums	1,030.4	1,067.3	(3.5)
Deferred policy acquisition costs	264.4	246.8	7.1
Deferred federal income taxes	258.6	300.8	(14.0)
Goodwill	131.9	126.0	4.7
Other assets	302.8	309.6	(2.2)
Assets held for sale	1,872.4	2,173.2	(13.8)

Total assets	$9,254.8	$9,815.6	(5.7)

LIABILITIES AND SHAREHOLDERS’ EQUITY

LIABILITIES
Policy liabilities and accruals:
Outstanding claims, losses and loss adjustment expenses	$3,118.0	$3,165.9	(1.5)
Unearned premiums	1,208.6	1,155.9	4.6
Contractholder deposit funds and other policy liabilities	1.8	1.9	(5.3)

Total policy liabilities and accruals	4,328.4	4,323.7	0.1

Expenses and taxes payable	553.4	633.6	(12.7)
Reinsurance premiums payable	48.3	44.9	7.6
Long-term debt	511.9	511.9	—
Liabilities held for sale	1,772.7	2,002.5	(11.5)

Total liabilities	7,214.7	7,516.6	(4.0)

SHAREHOLDERS’ EQUITY
Preferred stock, par value $.01 per share; authorized 20.0 million shares; issued none	—	—	—
Common stock, par value $.01 per share; authorized 300.0 million shares; issued 60.5 million shares	0.6	0.6	—
Additional paid-in capital	1,801.5	1,822.6	(1.2)
Accumulated other comprehensive loss	(217.9)	(20.4)	N/M
Retained earnings	938.7	946.9	(0.9)
Treasury stock at cost (9.6 and 8.7 million shares)	(482.8)	(450.7)	7.1

Total shareholders’ equity	2,040.1	2,299.0	(11.3)

Total liabilities and shareholders’ equity	$9,254.8	$9,815.6	(5.7)

PROPERTY & CASUALTY

THE HANOVER INSURANCE GROUP

PROPERTY AND CASUALTY

CONDENSED INCOME STATEMENTS

	Quarter ended September 30			Nine Months ended September 30
(In millions)	2008	2007	% Change	2008	2007	% Change
REVENUES
Net premiums written	$651.6	$621.8	4.8	$1,920.7	$1,853.7	3.6
Change in unearned premiums, net of prepaid reinsurance premiums	(30.5)	(26.6)	14.7	(62.6)	(83.4)	(24.9)

Net premiums earned	621.1	595.2	4.4	1,858.1	1,770.3	5.0
Net investment income	65.3	62.6	4.3	193.3	183.1	5.6
Other income	9.4	16.8	(44.0)	31.0	48.3	(35.8)

Total segment revenue	695.8	674.6	3.1	2,082.4	2,001.7	4.0

LOSSES AND OPERATING EXPENSES
Policy benefits, claims, losses and loss adjustment expenses	474.2	373.8	26.9	1,239.7	1,091.3	13.6
Policy acquisition expenses	139.7	132.5	5.4	416.1	389.5	6.8
Other operating expenses	68.1	80.0	(14.9)	221.9	236.6	(6.2)

Total losses and operating expenses	682.0	586.3	16.3	1,877.7	1,717.4	9.3

Segment income before federal income taxes	$13.8	$88.3	(84.4)	$204.7	$284.3	(28.0)

THE HANOVER INSURANCE GROUP

PROPERTY AND CASUALTY

CONSOLIDATED BALANCE SHEETS (1)

(In millions, except per share data)	September 30 2008	December 31 2007	% Change
ASSETS
Investments:
Fixed maturities, at fair value (amortized cost of $4,313.1 and $4,197.4)	$4,146.1	$4,193.5	(1.1)
Equity securities, at fair value (cost of $52.5 and $29.9)	44.7	35.3	26.6
Mortgage loans	7.3	10.9	(33.0)
Other long-term investments	4.0	5.8	(31.0)

Total investments	4,202.1	4,245.5	(1.0)

Cash and cash equivalents	284.4	180.7	57.4
Accrued investment income	52.8	49.5	6.7
Premiums, accounts, and notes receivable, net	571.1	626.7	(8.9)
Reinsurance receivable on paid and unpaid losses, benefits and unearned premiums	1,030.4	1,067.3	(3.5)
Deferred policy acquistion costs	264.4	246.8	7.1
Deferred federal income tax asset	187.3	195.6	(4.2)
Goodwill	129.3	126.0	2.6
Other assets	207.2	211.2	(1.9)

Total assets	$6,929.0	$6,949.3	(0.3)

LIABILITIES AND SHAREHOLDER’S EQUITY

LIABILITIES
Policy liabilities and accruals:
Outstanding claims, losses and loss adjustment expenses	$3,118.0	$3,165.8	(1.5)
Unearned premiums	1,208.6	1,155.9	4.6
Contractholder deposit funds and other policy liabilities	1.8	1.9	(5.3)

Total policy liabilities and accruals	4,328.4	4,323.6	0.1

Expenses and taxes payable	615.4	389.6	58.0
Reinsurance premiums payable	48.3	45.0	7.3
Long-term debt	3.1	3.1	—

Total liabilities	4,995.2	4,761.3	4.9

SHAREHOLDER’S EQUITY
Common stock, par value $1.00 per share; authorized 20.9 million shares; issued 5.0 million shares	5.0	5.0	—
Additional paid-in capital	179.2	169.2	5.9
Accumulated other comprehensive (loss) income	(159.8)	19.4	N/M
Retained earnings	1,909.4	1,994.4	(4.3)

Total shareholder’s equity	1,933.8	2,188.0	(11.6)

Total liabilities and shareholder’s equity	$6,929.0	$6,949.3	(0.3)

(1)	Property and Casualty Companies includes The Hanover Insurance Company and Citizens Insurance Company of America, and their subsidiaries.

THE HANOVER INSURANCE GROUP

PROPERTY AND CASUALTY

GAAP UNDERWRITING PROFIT (LOSS) RECONCILED TO SEGMENT INCOME

	Quarter ended September 30, 2008
	Personal Lines				Commercial Lines					Other P&C	Total P&C
(In millions)	Auto	Home	Other	Total	Workers’ Comp	Auto	Multiple Peril	Other	Total
Net premiums written	$260.8	$125.8	$10.9	$397.5	$30.8	$46.3	$89.8	$87.2	$254.1	$—	$651.6

Net premiums earned	$252.0	$106.9	$9.7	$368.6	$30.3	$48.8	$91.6	$81.8	$252.5	$—	$621.1
Policy benefits, claims, losses excluding prior year loss reserve development and catastrophe losses	160.8	50.6	3.9	215.3	18.5	25.1	54.6	32.7	130.9	—	346.2
Prior year loss reserve favorable development	(13.3)	(1.3)	(1.2)	(15.8)	(5.3)	(4.7)	(5.5)	(4.0)	(19.5)	(0.2)	(35.5)
Pre-tax catastrophe losses	1.2	37.2	1.3	39.7	—	0.1	48.3	10.1	58.5	—	98.2
Pre-tax catastrophe LAE	—	—	—	—	—	—	—	—	—	—	—
Loss adjustment expenses	30.9	9.0	0.3	40.2	3.2	3.9	10.5	7.0	24.6	0.4	65.2
Policy acquisition expenses and other underwriting expenses				102.9					96.6	(0.2)	199.3
Policyholders’ dividends				—					0.1	—	0.1

GAAP underwriting loss				(13.7)					(38.7)	—	(52.4)
Net investment income				30.1					31.5	3.7	65.3
Other income				3.4					4.3	1.7	9.4
Other operating expenses				(1.7)					(3.7)	(3.1)	(8.5)

Segment income (loss) before federal income taxes				$18.1					$(6.6)	$2.3	$13.8

	Quarter ended September 30, 2007
	Personal Lines				Commercial Lines
	Auto	Home	Other	Total	Workers’ Comp	Auto	Multiple Peril	Other	Total	Other P&C	Total P&C
Net premiums written	$260.3	$122.0	$10.6	$392.9	$28.1	$48.7	$85.9	$66.2	$228.9	$—	$621.8

Net premiums earned	$254.8	$103.2	$9.7	$367.7	$27.4	$49.0	$88.2	$62.9	$227.5	$—	$595.2
Policy benefits, claims, losses excluding prior year loss reserve development and catastrophe losses	151.9	51.9	4.5	208.3	15.1	25.6	45.0	24.7	110.4	—	318.7
Prior year loss reserve (favorable) unfavorable development	(9.3)	(0.2)	(0.3)	(9.8)	(4.7)	(1.1)	(8.5)	(8.1)	(22.4)	0.2	(32.0)
Pre-tax catastrophe losses	(0.1)	4.6	0.4	4.9	—	(0.3)	13.0	2.5	15.2	—	20.1
Pre-tax catastrophe LAE	0.1	0.2	—	0.3	—	—	4.3	0.4	4.7	—	5.0
Loss adjustment expenses	31.0	7.7	0.4	39.1	3.8	4.7	9.8	4.3	22.6	0.2	61.9
Policy acquisition expenses and other underwriting expenses				109.1					87.8	—	196.9
Policyholders’ dividends				—					0.1	—	0.1

GAAP underwriting profit (loss)				15.8					9.1	(0.4)	24.5
Net investment income				30.2					27.9	4.5	62.6
Other income				4.9					4.2	7.7	16.8
Other operating expenses				(2.1)					(2.0)	(11.5)	(15.6)

Segment income before federal income taxes				$48.8					$39.2	$0.3	$88.3

THE HANOVER INSURANCE GROUP

PROPERTY AND CASUALTY

GAAP UNDERWRITING PROFIT (LOSS) RECONCILED TO SEGMENT INCOME

	Nine Months ended September 30, 2008
	Personal Lines				Commercial Lines					Other P&C	Total P&C
(In millions)	Auto	Home	Other	Total	Workers’ Comp	Auto	Multiple Peril	Other	Total
Net premiums written	$772.4	$319.5	$30.8	$1,122.7	$98.4	$152.6	$279.3	$267.5	$797.8	$0.2	$1,920.7

Net premiums earned	$755.6	$322.3	$29.5	$1,107.4	$91.5	$148.6	$269.7	$240.6	$750.4	$0.3	$1,858.1
Policy benefits, claims, losses excluding prior year loss reserve development and catastrophe losses	487.1	156.4	10.1	653.6	60.1	78.2	132.7	91.4	362.4	—	1,016.0
Prior year loss reserve favorable development	(47.5)	(1.0)	(1.9)	(50.4)	(22.3)	(10.8)	(29.0)	(15.0)	(77.1)	(0.7)	(128.2)
Pre-tax catastrophe losses	3.5	69.4	2.4	75.3	—	0.6	64.8	14.9	80.3	—	155.6
Pre-tax catastrophe LAE	—	—	—	—	—	—	—	—	—	—	—
Loss adjustment expenses	95.3	26.1	1.3	122.7	10.3	12.8	29.7	19.4	72.2	1.0	195.9
Policy acquisition expenses and other underwriting expenses				319.2					294.1	(0.3)	613.0
Policyholders’ dividends				—					0.4	—	0.4

GAAP underwriting (loss) profit				(13.0)					18.1	0.3	5.4
Net investment income				89.1					92.9	11.3	193.3
Other income				12.2					13.8	5.0	31.0
Other operating expenses				(4.5)					(10.7)	(9.8)	(25.0)

Segment income before federal income taxes				$83.8					$114.1	$6.8	$204.7

	Nine Months ended September 30, 2007
	Personal Lines				Commercial Lines					Other P&C	Total P&C
	Auto	Home	Other	Total	Workers’ Comp	Auto	Multiple Peril	Other	Total
Net premiums written	$783.4	$316.9	$29.7	$1,130.0	$88.7	$155.1	$273.2	$206.4	$723.4	$0.3	$1,853.7

Net premiums earned	$754.2	$308.9	$29.3	$1,092.4	$81.3	$146.3	$263.2	$186.8	$677.6	$0.3	$1,770.3
Policy benefits, claims, losses excluding prior year loss reserve development and catastrophe losses	478.4	146.7	9.6	634.7	53.0	77.4	133.2	72.4	336.0	—	970.7
Prior year loss reserve (favorable) unfavorable development	(57.2)	0.6	(0.3)	(56.9)	(18.4)	(8.6)	(20.1)	(16.6)	(63.7)	1.2	(119.4)
Pre-tax catastrophe losses	2.5	16.6	1.1	20.2	—	(0.1)	21.6	4.5	26.0	—	46.2
Pre-tax catastrophe LAE	0.1	1.3	—	1.4	—	—	5.1	1.2	6.3	—	7.7
Loss adjustment expenses	94.3	23.3	1.3	118.9	10.8	12.7	29.7	13.3	66.5	0.3	185.7
Policy acquisition expenses and other underwriting expenses				322.0					264.8	(0.2)	586.6
Policyholders’ dividends				—					0.4	—	0.4

GAAP underwriting profit (loss)				52.1					41.3	(1.0)	92.4
Net investment income				88.5					81.8	12.8	183.1
Other income				13.9					11.8	22.6	48.3
Other operating expenses				(4.1)					(8.2)	(27.2)	(39.5)

Segment income before federal income taxes				$150.4					$126.7	$7.2	$284.3

THE HANOVER INSURANCE GROUP

PROPERTY AND CASUALTY

GAAP UNDERWRITING RATIOS

	Quarter ended September 30, 2008
	Personal Lines				Commercial Lines					Other P&C	Total P&C
	Auto	Home	Other	Total	Workers’ Comp	Auto	Multiple Peril	Other	Total
Losses, excluding catastrophe losses and development	63.7%	47.4%	40.2%	58.4%	61.1%	51.4%	59.6%	40.0%	51.8%	N/M	55.7%
Catastrophe losses	0.5%	34.8%	13.4%	10.8%	—	0.2%	52.7%	12.3%	23.2%	N/M	15.8%
Loss development	(5.3)%	(1.2)%	(12.4)%	(4.3)%	(17.5)%	(9.6)%	(6.0)%	(4.9)%	(7.7)%	N/M	(5.7)%

Total losses	58.9%	81.0%	41.2%	64.9%	43.6%	42.0%	106.3%	47.4%	67.3%	N/M	65.8%
Loss adjustment expenses	12.3%	8.4%	3.1%	10.9%	10.6%	8.0%	11.5%	8.6%	9.7%	N/M	10.5%
Pre-tax catastrophe LAE	—	—	—	—	—	—	—	—	—	N/M	—
Policy acquisition and other underwriting expenses				27.9%					38.3%	N/M	32.1%
Policyholders’ dividends				—					—	N/M	—

Combined				103.7%					115.3%	N/M	108.4%

Policies in force	(2.0)%	(1.2)%	(5.7)%	(1.8)%	2.9%	5.3%	0.2%	5.5%	3.2%	—	(1.2)%
Retention (1)	73.2%	81.3%	N/M	77.4%	76.3%	78.5%	80.6%	98.1%	80.4%

	Quarter ended September 30, 2007
	Personal Lines				Commercial Lines					Other P&C	Total P&C
	Auto	Home	Other	Total	Workers’ Comp	Auto	Multiple Peril	Other	Total
Losses, excluding catastrophe losses and development	59.6%	50.3%	46.4%	56.6%	55.1%	52.2%	51.0%	39.3%	48.5%	N/M	53.5%
Catastrophe losses	—	4.5%	4.1%	1.3%	—	(0.6)%	14.7%	4.0%	6.7%	N/M	3.4%
Loss development	(3.6)%	(0.2)%	(3.1)%	(2.6)%	(17.1)%	(2.2)%	(9.6)%	(12.9)%	(9.8)%	N/M	(5.3)%

Total losses	56.0%	54.6%	47.4%	55.3%	38.0%	49.4%	56.1%	30.4%	45.4%	N/M	51.6%
Loss adjustment expenses	12.2%	7.4%	4.1%	10.6%	13.8%	9.6%	11.1%	6.9%	9.9%	N/M	10.4%
Pre-tax catastrophe LAE	—	0.2%	—	0.1%	—	—	4.9%	0.6%	2.1%	N/M	0.8%
Policy acquisition and other underwriting expenses				29.7%					38.6%	N/M	33.1%
Policyholders’ dividends				—					—	N/M	—

Combined				95.7%					96.0%	N/M	95.9%

Policies in force	5.0%	(2.5)%	(2.6)%	1.2%	0.8%	1.8%	(2.1)%	6.1%	1.8%	—	1.3%
Retention (1)	73.6%	82.9%	N/M	78.4%	74.8%	77.8%	76.6%	77.5%	76.6%

(1)	The retention rate for personal lines is a twelve month rolling average calculation based on policies in force; the retention rate for commercial lines is based on direct voluntary written premiums, based on processed policies in the current period versus the same period in the prior year. Additionally, the retention rates have been adjusted to exclude the effect of our strategic termination of specialty commercial programs which resulted from an extensive review during the fourth quarter of 2001.

THE HANOVER INSURANCE GROUP

PROPERTY AND CASUALTY

GAAP UNDERWRITING RATIOS

	Nine Months ended September 30, 2008
	Personal Lines				Commercial Lines					Other P&C	Total P&C
	Auto	Home	Other	Total	Workers’ Comp	Auto	Multiple Peril	Other	Total
Losses, excluding catastrophe losses and development	64.5%	48.5%	34.2%	59.0%	65.7%	52.6%	49.3%	37.9%	48.3%	N/M	54.7%
Catastrophe losses	0.5%	21.5%	8.1%	6.8%	—	0.4%	24.0%	6.2%	10.7%	N/M	8.4%
Loss development	(6.3)%	(0.3)%	(6.4)%	(4.5)%	(24.4)%	(7.2)%	(10.8)%	(6.2)%	(10.3)%	N/M	(6.9)%

Total losses	58.7%	69.7%	35.9%	61.3%	41.3%	45.8%	62.5%	37.9%	48.7%	N/M	56.2%
Loss adjustment expenses	12.6%	8.1%	4.4%	11.1%	11.3%	8.6%	11.0%	8.1%	9.6%	N/M	10.5%
Pre-tax catastrophe LAE	—	—	—	—	—	—	—	—	—	N/M	—
Policy acquisition and other underwriting expenses				28.8%					39.2%	N/M	33.0%
Policyholders’ dividends				—					0.1%	N/M	—

Combined				101.2%					97.6%	N/M	99.7%

Policies in force	(2.0)%	(1.2)%	(5.7)%	(1.8)%	2.9%	5.3%	0.2%	5.5%	3.2%	—	(1.2)%
Retention (1)	73.2%	81.3%	N/M	77.4%	79.2%	80.2%	80.9%	86.7%	80.8%

	Nine Months ended September 30, 2007
	Personal Lines				Commercial Lines					Other P&C	Total P&C
	Auto	Home	Other	Total	Workers’ Comp	Auto	Multiple Peril	Other	Total
Losses, excluding catastrophe losses and development	63.4%	47.5%	32.8%	58.1%	65.2%	52.9%	50.6%	38.8%	49.6%	N/M	54.8%
Catastrophe losses	0.3%	5.4%	3.8%	1.8%	—	(0.1)%	8.2%	2.4%	3.8%	N/M	2.6%
Loss development	(7.6)%	0.2%	(1.1)%	(5.2)%	(22.6)%	(5.9)%	(7.6)%	(8.9)%	(9.4)%	N/M	(6.7)%

Total losses	56.1%	53.1%	35.5%	54.7%	42.6%	46.9%	51.2%	32.3%	44.0%	N/M	50.7%
Loss adjustment expenses	12.6%	7.6%	4.4%	10.9%	13.3%	8.7%	11.3%	7.2%	9.8%	N/M	10.5%
Pre-tax catastrophe LAE	—	0.4%	—	0.1%	—	—	1.9%	0.6%	0.9%	N/M	0.4%
Policy acquisition and other underwriting expenses				29.5%					39.1%	N/M	33.2%
Policyholders’ dividends				—					0.1%	N/M	—

Combined				95.2%					93.9%	N/M	94.8%

Policies in force	5.0%	(2.5)%	(2.6)%	1.2%	0.8%	1.8%	(2.1)%	6.1%	1.8%	—	1.3%
Retention (1)	73.6%	82.9%	N/M	78.4%	76.5%	79.2%	78.0%	85.2%	78.3%

(1)	The retention rate for personal lines is a twelve month rolling average calculation based on policies in force; the retention rate for commercial lines is based on direct voluntary written premiums, based on processed policies in the current period versus the same period in the prior year. Additionally, the retention rates have been adjusted to exclude the effect of our strategic termination of specialty commercial programs which resulted from an extensive review during the fourth quarter of 2001.

INVESTMENTS

THE HANOVER INSURANCE GROUP

NET INVESTMENT INCOME

	Nine Months ended September 30
	2008		2007
(In millions, except yields)		Yield		Yield
Fixed maturities (1)	$190.3	5.61%	$180.5	5.62%
Equity securities	0.9	—	0.7	—
Mortgages (2)	0.7	10.32%	1.8	14.27%
All other	5.7	—	4.7	—
Investment expenses	(3.7)	—	(4.0)	—

Total (3)	$193.9	5.45%	$183.7	5.49%

(1)	Includes purchase accounting adjustments of ($2.5) million and ($2.4) million for the nine months ended September 30, 2008 and 2007, respectively.
(2)	Excludes mortgage prepayment fees of $0.2 million and $0.8 million for the nine months ended September 30, 2008 and 2007, respectively. Mortgage yields are 8.86% and 8.05% for the nine months ended September 30, 2008 and 2007, respectively.
(3)	Excludes discontinued operations of $49.8 million and $58.2 million for the nine months ended September 30, 2008 and 2007, respectively.

THE HANOVER INSURANCE GROUP

COMPONENTS OF NET REALIZED INVESTMENT GAINS (LOSSES)

	Quarter ended September 30		Nine Months ended September 30
	2008	2007	2008	2007
(In millions)	Net Realized Gains (Losses)		Net Realized Gains (Losses)
Net gains on securities transactions	$0.3	$(0.6)	$5.7	$0.6
Other than temporary impairments	(53.1)	(0.3)	(66.7)	(1.1)
Other	—	0.1	0.3	0.2

Net realized investment (losses) gains (1) (2)	$(52.8)	$(0.8)	$(60.7)	$(0.3)

(1)	Includes corporate eliminations of $0.2 million for the quarter ended September 30, 2008. There were no corporate eliminations for the quarter ended September 30, 2007. Includes corporate eliminations of $3.1 million and $0.7 million for the nine months ended September 30, 2008 and 2007, respectively.
(2)	Excludes discontinued operations of $(15.6) million and $(0.4) million for the quarters ended September 30, 2008 and 2007, respectively, and $(23.0) million and $2.2 million for the nine months ended September 30, 2008 and 2007, respectively.

THE HANOVER INSURANCE GROUP

AGING OF GROSS UNREALIZED LOSSES ON SECURITIES AVAILABLE FOR SALE

	September 30, 2008
	Gross Unrealized Losses			Fair Value
(In millions)	Property and Casualty	Life Companies (1)	Total	Property and Casualty	Life Companies (1)	Total
INVESTMENT GRADE FIXED MATURITIES:
12 months or less	$95.0	$29.6	$124.6	$2,117.9	$471.3	$2,589.2
Greater than 12 months	72.6	30.3	102.9	434.7	197.6	632.3

Total investment grade fixed maturities	167.6	59.9	227.5	2,552.6	668.9	3,221.5
BELOW INVESTMENT GRADE FIXED MATURITIES:
12 months or less	22.3	3.7	26.0	225.9	34.2	260.1
Greater than 12 months	—	—	—	—	—	—

Total below investment grade fixed maturities	22.3	3.7	26.0	225.9	34.2	260.1
Equity securities	9.9	—	9.9	38.9	—	38.9
Total fixed maturities and equity securities	$199.8	$63.6	$263.4	$2,817.4	$703.1	$3,520.5

	December 31, 2007
	Gross Unrealized Losses			Fair Value
	Property and Casualty	Life Companies (1)	Total	Property and Casualty	Life Companies (1)	Total
INVESTMENT GRADE FIXED MATURITIES:
12 months or less	$18.6	$8.5	$27.1	$557.4	$182.6	$740.0
Greater than 12 months	23.0	11.3	34.3	878.1	336.6	1,214.7

Total investment grade fixed maturities	41.6	19.8	61.4	1,435.5	519.2	1,954.7
BELOW INVESTMENT GRADE FIXED MATURITIES:
12 months or less	6.9	1.4	8.3	144.6	26.4	171.0
Greater than 12 months	—	—	—	—	—	—

Total below investment grade fixed maturities	6.9	1.4	8.3	144.6	26.4	171.0
Equity securities	0.5	—	0.5	17.8	—	17.8

Total fixed maturities and equity securities	$49.0	$21.2	$70.2	$1,597.9	$545.6	$2,143.5

(1)	A portion of the investment assets of the Life Companies are classified as held for sale. These include $49.6 million of unrealized losses related to securities expected to be transferred to Commonwealth Annuity in connection with the sale of FAFLIC.

THE HANOVER INSURANCE GROUP

CREDIT QUALITY OF FIXED MATURITIES

(In millions)		September 30, 2008
		Amortized Cost			Fair Value
NAIC Designation	Rating Agency Equivalent Designation	Property and Casualty	Life Companies (1)	Total	Property and Casualty	Life Companies (1)	Total
1	Aaa/Aa/A	$3,300.1	$719.9	$4,020.0	$3,194.2	$690.1	$3,884.3
2	Baa	972.5	304.4	1,276.9	928.5	280.5	1,209.0
3	Ba	127.8	16.1	143.9	120.0	14.9	134.9
4	B	117.0	19.6	136.6	106.3	18.0	124.3
5	Caa and lower	35.2	6.0	41.2	31.6	5.3	36.9
6	In or near default	—	1.0	1.0	—	1.1	1.1

Total fixed maturities		$4,552.6	$1,067.0	$5,619.6	$4,380.6	$1,009.9	$5,390.5

		December 31, 2007
		Amortized Cost			Fair Value
NAIC Designation	Rating Agency Equivalent Designation	Property and Casualty	Life Companies (1)	Total	Property and Casualty	Life Companies (1)	Total
1	Aaa/Aa/A	$3,328.3	$821.2	$4,149.5	$3,341.4	$822.7	$4,164.1
2	Baa	917.0	340.6	1,257.6	907.7	336.5	1,244.2
3	Ba	101.6	29.1	130.7	100.1	29.5	129.6
4	B	126.5	25.4	151.9	125.6	25.5	151.1
5	Caa and lower	27.7	4.7	32.4	26.2	4.4	30.6
6	In or near default	—	1.0	1.0	—	2.4	2.4

Total fixed maturities		$4,501.1	$1,222.0	$5,723.1	$4,501.0	$1,221.0	$5,722.0

(1)	A portion of the investment assets of the Life Companies are classified as held for sale.

PROPERTY & CASUALTY

STATUTORY RATIOS

THE HANOVER INSURANCE GROUP

PROPERTY AND CASUALTY

STATUTORY UNDERWRITING RATIOS

	Quarter ended September 30, 2008
	Personal Lines				Commercial Lines
	Auto	Home	Other	Total	Workers’ Comp	Auto	Multiple Peril	Other	Total	Other P&C	Total P&C
Losses, excluding catastrophe losses and development	63.8%	47.3%	40.2%	58.4%	61.3%	51.3%	59.5%	40.1%	51.8%	N/M	55.7%
Catastrophe losses	0.5%	34.9%	12.4%	10.8%	—	0.2%	52.1%	11.1%	22.5%	N/M	15.6%
Loss development	(5.3)%	(1.2)%	(12.4)%	(4.3)%	(17.5)%	(9.6)%	(6.0)%	(4.9)%	(7.7)%	N/M	(5.7)%

Total losses	59.0%	81.0%	40.2%	64.9%	43.8%	41.9%	105.6%	46.3%	66.6%	N/M	65.6%
Loss adjustment expenses	12.2%	8.4%	4.1%	10.9%	10.3%	8.0%	11.5%	8.4%	9.7%	N/M	10.5%
Pre-tax catastrophe LAE	—	—	—	—	—	—	—	—	—	N/M	—
Policy acquisition and other underwriting expenses				26.5%					38.4%	N/M	31.1%
Policyholders’ dividends				—					0.1%	N/M	—

Combined				102.3%					114.8%	N/M	107.2%

	Quarter ended September 30, 2007
	Personal Lines				Commercial Lines
	Auto	Home	Other	Total	Workers’ Comp	Auto	Multiple Peril	Other	Total	Other P&C	Total P&C
Losses, excluding catastrophe losses and development	59.6%	50.4%	47.4%	56.7%	55.1%	52.0%	51.1%	39.3%	48.5%	N/M	53.6%
Catastrophe losses	(0.1)%	4.5%	3.1%	1.3%	—	(0.4)%	14.7%	3.8%	6.7%	N/M	3.3%
Loss development	(3.7)%	(0.2)%	(3.1)%	(2.7)%	(17.2)%	(2.2)%	(9.6)%	(12.9)%	(9.8)%	N/M	(5.3)%

Total losses	55.8%	54.7%	47.4%	55.3%	37.9%	49.4%	56.2%	30.2%	45.4%	N/M	51.6%
Loss adjustment expenses	12.3%	7.6%	5.2%	10.8%	13.5%	9.8%	11.2%	6.7%	9.9%	N/M	10.5%
Pre-tax catastrophe LAE	—	0.2%	—	0.1%	—	—	4.9%	0.6%	2.1%	N/M	0.8%
Policy acquisition and other underwriting expenses				29.0%					38.8%	N/M	32.6%
Policyholders’ dividends				—					—	N/M	—

Combined				95.2%					96.2%	N/M	95.5%

THE HANOVER INSURANCE GROUP

PROPERTY AND CASUALTY

STATUTORY UNDERWRITING RATIOS

	Nine Months ended September 30, 2008
	Personal Lines				Commercial Lines
	Auto	Home	Other	Total	Workers’ Comp	Auto	Multiple Peril	Other	Total	Other P&C	Total P&C
Losses, excluding catastrophe losses and development	64.5%	48.5%	34.2%	59.0%	65.4%	52.6%	49.3%	38.3%	48.4%	N/M	54.7%
Catastrophe losses	0.5%	21.6%	8.1%	6.8%	—	0.4%	23.8%	5.8%	10.5%	N/M	8.3%
Loss development	(6.3)%	(0.3)%	(6.4)%	(4.6)%	(24.3)%	(7.3)%	(10.8)%	(6.2)%	(10.3)%	N/M	(6.9)%

Total losses	58.7%	69.8%	35.9%	61.2%	41.1%	45.7%	62.3%	37.9%	48.6%	N/M	56.1%
Loss adjustment expenses	12.6%	8.1%	4.7%	11.0%	11.2%	8.6%	11.0%	8.0%	9.6%	N/M	10.5%
Pre-tax catastrophe LAE	—	—	—	—	—	—	—	—	—	N/M	—
Policy acquisition and other underwriting expenses				28.4%					38.4%	N/M	32.6%
Policyholders’ dividends				—					0.1%	N/M	—

Combined				100.6%					96.7%	N/M	99.2%

	Nine Months ended September 30, 2007
	Personal Lines				Commercial Lines
	Auto	Home	Other	Total	Workers’ Comp	Auto	Multiple Peril	Other	Total	Other P&C	Total P&C
Losses, excluding catastrophe losses and development	63.4%	47.5%	32.8%	58.1%	64.6%	52.9%	50.6%	38.8%	49.6%	N/M	54.8%
Catastrophe losses	0.3%	5.9%	4.1%	2.0%	—	—	8.4%	2.5%	3.9%	N/M	2.7%
Loss development	(7.6)%	0.2%	(1.0)%	(5.2)%	(22.4)%	(5.9)%	(7.6)%	(8.9)%	(9.4)%	N/M	(6.7)%

Total losses	56.1%	53.6%	35.9%	54.9%	42.2%	47.0%	51.4%	32.4%	44.1%	N/M	50.8%
Loss adjustment expenses	12.5%	7.5%	4.4%	10.9%	13.2%	8.7%	11.3%	7.1%	9.8%	N/M	10.5%
Pre-tax catastrophe LAE	—	0.4%	—	0.1%	—	—	1.9%	0.6%	0.9%	N/M	0.4%
Policy acquisition and other underwriting expenses				29.1%					38.1%	N/M	32.6%
Policyholders’ dividends				—					0.1%	N/M	—

Combined				95.0%					93.0%	N/M	94.3%

Historical Highlights

THE HANOVER INSURANCE GROUP

HISTORICAL FINANCIAL HIGHLIGHTS

(In millions, except per share data)	Q3 08	Q2 08	Q1 08	2007	Q4 07	Q3 07	Q2 07	Q1 07
SEGMENT INCOME (1)
Property and Casualty
Personal Lines	$18.1	$38.6	$27.1	$208.2	$57.8	$48.8	$55.0	$46.6
Commercial Lines	(6.6)	52.7	68.0	169.3	42.6	39.2	38.9	48.6
Other Property and Casualty	2.3	2.9	1.3	4.8	(2.4)	0.3	2.5	4.4

Total Property and Casualty	13.8	94.2	96.4	382.3	98.0	88.3	96.4	99.6
Interest expense on corporate debt	(10.0)	(9.9)	(10.0)	(39.9)	(10.0)	(10.0)	(9.9)	(10.0)

Total segment income before federal income taxes	$3.8	$84.3	$86.4	$342.4	$88.0	$78.3	$86.5	$89.6

Federal income tax expense on segment income	(0.5)	(28.8)	(29.1)	(117.2)	(30.7)	(26.6)	(29.8)	(30.1)

Total segment income after federal income taxes	$3.3	$55.5	$57.3	$225.2	$57.3	$51.7	$56.7	$59.5

Federal income tax settlement	6.4	—	—	—	—	—	—	—
Net realized investment (losses) gains	(52.8)	(7.6)	(0.3)	(0.9)	(0.6)	(0.8)	0.2	0.3
Federal income tax (expense) benefit on non-segment income	(0.4)	—	—	0.5	0.1	0.6	(0.1)	(0.1)

(Loss) income from continuing operations	(43.5)	47.9	57.0	224.8	56.8	51.5	56.8	59.7

Discontinued operations (net of taxes):
(Loss) income from operations of discontinued FAFLIC business (Including loss on assets held-for-sale of $6.1 and $66.1 in the third and second quarters of 2008)	(21.7)	(67.7)	(3.5)	14.4	6.1	1.5	2.7	4.1
Income from discontinued variable business	—	—	—	5.2	5.2	—	—	—
Gain from operations of AMGRO (Including gain on disposal of $11.1 in 2008)	—	10.4	—	—	—	—	—	—
Gain (loss) on disposal of variable business	2.7	(0.8)	6.2	7.9	7.7	0.1	0.3	(0.2)
Other	0.7	—	(1.2)	0.8	—	0.8	—	—

NET (LOSS) INCOME	$(61.8)	$(10.2)	$58.5	$253.1	$75.8	$53.9	$59.8	$63.6

PER SHARE DATA (DILUTED)

(LOSS) INCOME FROM CONTINUING OPERATIONS	$(0.85)	$0.92	$1.09	$4.29	$1.08	$0.98	$1.09	$1.15
(LOSS) INCOME FROM DISCONTINUED OPERATIONS	$(0.36)	$(1.12)	$0.03	$0.54	$0.36	$0.05	$0.05	$0.07
NET (LOSS) INCOME	$(1.21)	$(0.20)	$1.12	$4.83	$1.44	$1.03	$1.14	$1.22

WEIGHTED AVERAGE SHARES OUTSTANDING (DILUTED) (2)	51.0	51.8	52.3	52.4	52.6	52.5	52.3	51.9

BALANCE SHEET
Total assets	$9,254.8	$9,463.8	$9,700.6		$9,815.6	$9,845.2	$9,805.7	$9,776.2
Total shareholders’ equity	$2,040.1	$2,212.7	$2,320.7		$2,299.0	$2,192.6	$2,099.4	$2,100.7
Book value per share	$40.09	$43.57	$45.23		$44.37	$42.34	$40.55	$40.92
Book value per share, excluding accumulated other comprehensive (loss) income	$44.37	$45.55	$45.70		$44.77	$43.62	$42.51	$41.33

(1)	Represents income or loss of the Company’s operating segments: Personal Lines, Commercial Lines, Other Property and Casualty and interest expense on corporate debt. In accordance with Statement of Financial Accounting Standards No.131, the separate financial information of each segment is presented consistent with the manner in which results are regularly evaluated by the chief operating decision maker in deciding how to allocate resources and in assessing performance.
(2)	Weighted average shares outstanding for the quarter ended September 30, 2008 represents basic shares outstanding due to antidilution.

Other Information

CORPORATE OFFICES AND

PRINCIPAL SUBSIDIARIES

THE HANOVER INSURANCE GROUP, INC.

440 Lincoln Street

Worcester, MA 01653

The Hanover Insurance Company

440 Lincoln Street

Worcester, MA 01653

Citizens Insurance Company of America

645 West Grand River

Howell, MI 48843

MARKET AND DIVIDEND INFORMATION

The following information shows trading activity for the Company for the periods indicated:

	2008
	Price Range		Dividends Per Share
Quarter Ended	High	Low
March 31	$47.17	$40.14	—
June 30	$46.83	$41.71	—
September 30	$51.00	$38.01	—
December 31

	2007
	Price Range		Dividends Per Share
Quarter Ended	High	Low
March 31	$49.11	$44.70	—
June 30	$49.73	$44.46	—
September 30	$49.76	$41.14	—
December 31	$46.21	$42.23	$0.40

INDUSTRY RATINGS AS OF October 30, 2008

Financial Strength Ratings	A.M. Best	Standard & Poor’s	Moody’s
Property and Casualty Insurance Companies:
The Hanover Insurance Company	A-	A-	A3
Citizens Insurance Company of America	A-	A-	A3
Life Insurance Companies:
First Allmerica Financial Life Insurance Company	B+	BBB-	Ba1

Debt Ratings	A.M. Best	Standard & Poor’s	Moody’s
The Hanover Insurance Group, Inc. Senior Debt	bbb-	BBB-	Baa3
The Hanover Insurance Group, Inc. Capital Securities	bb	BB-	Ba1
The Hanover Insurance Company Short Term Debt	—	—	Prime-3

TRANSFER AGENT

Computershare Limited

PO Box 43076

Providence, RI 02940-3076

1-800-317-4454

COMMON STOCK

Common stock of The Hanover Insurance Group is traded on the New York Stock Exchange under the symbol “THG”.

INQUIRIES

Sujata Mutalik

Vice President, Investor Relations

(508) 855-3457

smutalik@Hanover.com

INVESTOR INFORMATION LINE

Dial 1-800-407-5222 to receive additional printed information, fax-on-demand services or other prerecorded messages.

Please visit our internet site at http:// www.Hanover.com